UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  August 15, 1996


                   Sears Credit Account Master Trust II
              (Exact name of registrant as specified in charter)


Illinois                     33-79186-01            Not Applicable
(State of                    (Commission            (IRS Employer
Organization)                File Number)         Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
(Address of principal executive offices)               (Zip Code)



Registrant's Telephone Number, including area code: (302) 888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.   Other Events


     On August 15, 1996, Registrant made available the Monthly Investor Certificateholders' Statement set forth as Exhibit 21.

     In addition, Sears National Bank (the "Bank"), a wholly-owned subsidiary of Sears, Roebuck and Co. ("Sears"), plans to implement a limited pilot of a cobranded Sears credit card. The Bank and Sears intend to closely monitor the pilot program prior to any decision to expand it. No accounts under the pilot program will be included in the Trust.

Item 7.   Financial Statements and Exhibits

  21. Monthly Investor Certificateholders' Statement related to the distribution of August 15, 1996 and reflecting the performance of the Trust during the Due Period ended in July 1996, which will accompany the distribution on August 15, 1996.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         Sears Credit Account Master Trust II
                                   (Registrant)


                    By:  Sears Receivables Financing Group, Inc.
                              (Originator of the Trust)



                    By:  /S/Gary D. Farrar
                         Gary D. Farrar
                         Vice President, Administration


Date:August 15, 1996
                                 EXHIBIT INDEX



Exhibit No.


     21.  Monthly Investor Certificateholders' Statement -
          (August 15, 1996).